ACCOUNTING ESTIMATES AND JUDGMENTS (Details) - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
ACCOUNTING ESTIMATES AND JUDGMENTS (Details) [Line Items]
Deferred income	$ 1,574,145,000	$ 1,126,371,000
Passenger cost	$ 7,453
Description of lease liability	A decrease of one percentage point in our estimate of the rates used to determine the lease liabilities of new and modified fleet contracts booked as of December 31, 2022 would increase the lease liability by approximately US$82 million.
LATAM Pass Loyalty Program [Member]
ACCOUNTING ESTIMATES AND JUDGMENTS (Details) [Line Items]
Deferred income	$ 1,120,565,000	1,285,732,000
Probable change in deferred revenue	29,571,000	27,151,000
LATAM Pass Brasil Loyalty Program [Member]
ACCOUNTING ESTIMATES AND JUDGMENTS (Details) [Line Items]
Deferred income	$ 140,486,000	192,381,000
Probable change in deferred revenue		$ 5,100,000
Description of change in ticket usage	$7,453